Prospectus Supplement

DIMENSIONAL INVESTMENT GROUP INC.

LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio

Supplement to the Prospectus Dated February 28, 2017

The purpose of this Supplement to the Prospectus of the LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio (the "Fixed Income Portfolios"), each a series of Dimensional Investment Group Inc., is to incorporate changes to the names and eligible investors of the Fixed Income Portfolios. Accordingly, the Prospectus is revised as follows:

(1) The names of the Fixed Income Portfolios are changed as follows:

Prior Name	New Name
LWAS/DFA Two-Year Fixed Income Portfolio	DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio	DFA Two-Year Government Portfolio

Accordingly, all references to the Fixed Income Portfolios' names in the Prospectus are changed to reflect the new names.

(2) The following statement is deleted in its entirety from the cover page of the Prospectus:

Are exclusively available to clients of LWI Financial Inc.

(3)	The paragraph in the "LWAS/DFA Two-Year Fixed Income Portfolio—Purchase and Redemption of Fund Shares" section of the Prospectus on page 15 is deleted in its entirety and replaced with the following:

Investors may purchase or redeem shares of the DFA Two-Year Fixed Income Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio's transfer agent at (888) 576-1167. Shareholders that invest in the DFA Two-Year Fixed Income Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures.  Clients of LWI Financial Inc. ("LWIF") should first contact LWIF at (800) 366-7266, ext. 7, to notify LWIF of a proposed investment.  A client of LWIF who desires to redeem shares of the Portfolio must furnish a redemption request to LWIF in the form required by LWIF.  The DFA Two-Year Fixed Income Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

(4)	The paragraph in the "LWAS/DFA Two-Year Government Portfolio—Purchase and Redemption of Fund Shares" section of the Prospectus on page 20 is deleted in its entirety and replaced with the following:

Investors may purchase or redeem shares of the DFA Two-Year Government Portfolio on each day that the New York Stock Exchange is scheduled to be open for business by first contacting the Portfolio's transfer agent at (888) 576-1167. Shareholders that invest in the DFA Two-Year Government Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. Clients of LWI Financial Inc. ("LWIF") should first contact LWIF at (800) 366-7266, ext. 7, to notify LWIF of a proposed investment. A client of LWIF who desires to redeem shares of the Portfolio must furnish a redemption request to LWIF in the form required by LWIF.  The DFA Two-Year Government Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

(5)	In the "Valuation of Shares—PUBLIC OFFERING PRICE" section of the Prospectus on page 38, the first sentence of the first paragraph is deleted in its entirety and replaced with the following:

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Provided that LWIF or the transfer agent, as applicable, has received the investor's investment instructions or purchase order in good order as described in "Purchase of Shares," shares of the Portfolio selected will be priced at the public offering price, which is the net asset value of the shares next determined after receipt of such instructions or order.

(6)	In the "Purchase of Shares" section of the Prospectus on page 39, the first and second sentences of the first paragraph are deleted in their entirety and replaced with the following:

Clients of LWIF are eligible to purchase shares of the Portfolios and should first contact LWIF at (800) 366-7266, ext. 7, to notify LWIF of the proposed investment.

(7)	In the "Purchase of Shares" section of the Prospectus on page 39, the following is added after the third paragraph:

Cash Purchases—Fixed Income Portfolios

Investors that are not clients of LWIF and do not already have an agreement in place with Dimensional Investment Group Inc. may purchase shares of the DFA Two-Year Fixed Income Portfolio and/or DFA Two-Year Government Portfolio (the "Fixed Income Portfolios") by first contacting the Portfolios' transfer agent at (888) 576-1167. Investors that invest through a financial intermediary should contact such intermediary with regard to purchase instructions. The Fixed Income Portfolios generally are available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors, each as approved from time to time by the Advisor ("Eligible Investors"). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Funds and friends and family members of such persons. The Fixed Income Portfolios generally are available for investment only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts, or other entities. For purposes of this limitation, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and other entities must have a U.S. address of record. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of either Fixed Income Portfolio.

Payment

Payment of the total amount due should be made in U.S. dollars. If your payment is not received on settlement date, your purchase may be canceled. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

Purchase by wire or check

Wire. Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by wire after providing notification to the transfer agent by fax or telephone. The transfer agent can be reached by phone at (888) 576-1167. Notification must include the account number, account name, Portfolio number, trade date and purchase amount. On or before settlement date, the investor paying by wire must request their bank to transmit immediately available funds (federal funds) by wire to the Fund's custodian for the account of Dimensional Investment Group Inc. (specify the Portfolio). Additional investments also may be made through the wire procedure by first notifying the transfer agent. If your payment is not received on settlement date, your purchase may be canceled.

Check. Investors who wish to purchase shares of a Fixed Income Portfolio by check should first call the Portfolio's transfer agent at (888) 576-1167 for additional instructions. Checks should be made payable to Dimensional Funds. Reference the name of the Portfolio in which you wish to invest.

Shares also may be purchased and sold by individuals through securities firms that may charge a service fee or commission for such transactions. No such fee or commission is charged on shares that are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

(8)	In the "Exchange of Shares" section of the Prospectus on page 40, the first paragraph is deleted in its entirety and replaced with the following:
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An investor that is a client of LWIF may exchange shares of one Portfolio for those of another Portfolio described in this Prospectus or another portfolio of the Funds, by first contacting LWIF and completing the documentation required by LWIF and the Advisor. Exchanges are accepted only into those portfolios of the Funds that are eligible for the exchange privilege. Investors that are clients of LWIF should contact LWIF for a list of those portfolios of the Funds that accept exchanges and the minimum amount required for exchanges into the portfolios.

Investors that are not clients of LWIF may exchange shares of a Fixed Income Portfolio for shares of another portfolio of the Funds by first contacting the Portfolio's transfer agent at (888) 576-1167 to notify the transfer agent of the proposed exchange, and then sending a letter of instruction to the transfer agent by fax at (888) 985-2758. Shareholders that invest in a Fixed Income Portfolio through a financial intermediary should contact their financial intermediary for information regarding exchanges.
(9)	In the "Redemption of Shares—REDEMPTION PROCEDURE" section of the Prospectus on page 40, the first paragraph is deleted in its entirety and replaced with the following:

An investor that is a client of LWIF who desires to redeem shares of a Portfolio must furnish a redemption request to LWIF in the form required by LWIF. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by the Fund's transfer agent (or an Intermediary or a Sub-designee, if applicable). It is the investor's or financial intermediary's responsibility to ensure notification is received in good order by the transfer agent.

Investors that are not clients of LWIF who desire to redeem shares of a Fixed Income Portfolio must first contact the Portfolio's transfer agent at (888) 576-1167. Shareholders who invest in a Fixed Income Portfolio through a financial intermediary should contact their financial intermediary regarding redemption procedures. A Fixed Income Portfolio will redeem shares at the net asset value of such shares next determined, after receipt of a written request for redemption in good order, by the transfer agent (or by an Intermediary or a Sub-designee, if applicable).

Shareholders (i.e., that are not clients of LWIF and that do not already have an agreement in place with Dimensional Investment Group Inc.) redeeming shares of a Fixed Income Portfolio that have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in their discretion; a shareholder may request overnight delivery of such check at the shareholder's own expense. If the proceeds are to be wired to a bank account that differs from the standing instructions on file, or paid by check to an address other than the address of record, the transfer agent may request a Medallion Signature Guarantee. If the proceeds are wired to the shareholder's account at a bank that is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See "Purchase of Shares." In the interests of economy and convenience, certificates for shares are not issued.

The date of this Supplement is July 31, 2017

SUPP073117-003
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